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                                 Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Biospherics Incorporated on Form S-8 (File No. 333-01005) of our report dated March 7, 1997, on our audits of the financial statements of Biospherics Incorporated as of and for each of the two years in the period ended
December 31, 1996, which report is included in this Annual Report on Form 10-KSB.




                                                COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
March 31, 1997

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